UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):   July 12, 2010

American Energy Fields, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-152023	26-1657084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3266 W. Galveston Drive #101 Apache Junction, AZ	85120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 288-6530

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.06.	Change in Shell Company Status.

Based on the current operations of American Energy Fields, Inc. (the “Company”), the Company believes that it is no longer a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The current operations of the Company are described in the Company’s Annual Report on Form 10-K for the year ended March 31, 2010, which was filed by the Company on July 12, 2010.  All of the information contained therein that would be required to be disclosed in this Form 8-K is hereby incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ENERGY FIELDS, INC.

Date: July 13, 2010	By:	/s/ Joshua Bleak
Name: Joshua Bleak
Title: Chief Executive Officer